Exhibit 10.12

ASSIGNMENT OF REPRESENTATIONS

WARRANTIES, COVENANTS AND INDEMNITIES

(ACQUISITION DOCUMENTS)

This Assignment of Representations, Warranties, Covenants and Indemnities (this “Assignment”) dated as of December __, 2021 is entered into by and among NEXT FRONTIER PHARMACEUTICALS, INC., a corporation incorporated under the laws of the State of Delaware (“NFP”), NEXT FRONTIER HOLDINGS, INC., a corporation incorporated under the laws of the State of Delaware (“NFH” together with NFP, the “Assignors”), and JUPITER WELLNESS, INC., a corporation incorporated under the laws of the State of Delaware (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Assignors are party to that certain Purchase and Sale Agreement between Next Frontier Holdings, Inc. and Benuvia Holdings LLC and that certain Membership Interest Purchase Agreement between Next Frontier Holdings, Inc. and Benuvia Holdings LLC, and the ancillary agreements thereto, (collectively, the “Acquisition Agreement”), dated December 1, 2021, (the “Acquisition Agreement”), by and among the Assignors and Benuvia Holdings LLC (the “Seller”), pursuant to which, among other things, the NFP shall purchase 100% of the total issued and outstanding shares of common stock of Benuvia Manufacturing, Inc, a Delaware corporation, and 100% of the total issued and outstanding membership interests of Benuvia Therapeutics LLC (together, collectively, the “Purchased Shares”), and Assignors shall assume ongoing obligations owing to the Sellers (collectively, the “Acquisition Obligations”), including, but not limited to, NFH’s ongoing financial obligation in the principal amount of not less than an aggregate of $26,900,000 pursuant to a Senior Secured Promissory Note issued by NFH in favor of the Seller (the “Seller Note”);

WHEREAS, pursuant to the Acquisition Agreement, Seller Note and other documents executed in connection therewith, Sellers have made certain representations, warranties and covenants to the Assignors, and provided certain indemnities to the Assignors;

WHEREAS, NFP has entered into that certain Secured Note Purchase Agreement, dated as of December __, 2021 (the “Purchase Agreement”), by and between NFP and the Lender, pursuant to which the Lender agreed to advance to NFP up to a principal amount of $10,200,000;

WHEREAS, NFH has guaranteed the Obligations of NFP under and pursuant to the Purchase Agreement and documents executed in connection therewith, including, but not limited to, the Secured Promissory Note;

WHEREAS, the Assignors have granted to Lender security interests in the Assignor’s Collateral to secure payment of the Obligations;

WHEREAS, as a condition to the obligations of the Lender under the Purchase Agreement to make loans and other extensions of credit to NFP, the Assignors are required to assign to Lender, as additional security for the Obligations, all of its rights and remedies with respect to the representations, warranties, covenants and indemnities of the Sellers under the Acquisition Agreement and all other documents and agreements executed by the Sellers in favor of or for the benefit of the Assignors directly relating to the transfer of the Purchased Shares pursuant to the Acquisition Agreement (the “Acquisition Documents”) (collectively, such representations, warranties, covenants and indemnities of the Sellers are referred to herein as the “Sellers’ Representations, Warranties, Covenants and Indemnities”); and

WHEREAS, in order to induce the Lender to extend credit to NFP under the Purchase Agreement, the Assignors desire to assign its rights under the Acquisition Agreement to the Lender;

NOW, THEREFORE, in consideration of the premises set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Unless otherwise defined herein, all other terms used herein shall have the meanings ascribed thereto under the Purchase Agreement.

2. The Assignors hereby collaterally assigns to the Lender, as additional security for the repayment in full of the Obligations (a) all of the Assignors’ rights and remedies with respect to any and all of the Sellers’ Representations, Warranties, Covenants and Indemnities, and (b) all of the Assignors’ other rights under the Acquisition Agreement and the Acquisition Documents.

3. The Assignors hereby irrevocably authorize and empower the Lender or its agents, in the sole discretion of the Lender, to assert either directly or on behalf of the Assignors, any claims the Assignors may, from time to time, have with respect to the Sellers’ Representations, Warranties, Covenants and Indemnities, or with respect to any and all payments due to the Assignors under or pursuant to the Acquisition Agreement and the Acquisition Documents, as Lender may reasonably deem proper, and to apply the same on account of any of the Obligations in accordance with the Purchase Agreement. The Assignors hereby irrevocably makes, constitutes and appoints the Lender (and any officers, employees or agents designed by the Lender) as its true and lawful attorney (and agent-in-fact) for the purpose of enabling the Lender or its agents to assert and collect such claims and to apply such monies in the manner set forth hereinabove, and also to compromise or settle any disputed claims as to the Assignors’ rights with respect to the Sellers’ Representations, Warranties, Covenants and Indemnities and to give releases or acquittances of such rights. As its attorney and agent-in-fact, the Assignors grants the Lender full power and authority in the Assignors’ name, place and stead to do or accomplish any of the aforementioned undertakings and to execute such documents or instruments in the name or stead of the Assignors as may be necessary, convenient, desirable or proper in the Lender’s sole discretion. Notwithstanding the foregoing, the Lender agrees that unless an Event of Default has occurred and is continuing, the Assignors alone shall have the right to assert, compromise or settle claims, or release rights, in connection with the Sellers’ Representations, Warranties, Covenants and Indemnities; provided, that the Assignors shall give the Lender prompt notice of any intention to assert any such claims involving in excess of $25,000 and keep the Lender informed of the status of any proceedings concerning such claims involving in excess of $25,000.

4. The Assignors expressly acknowledge and agree that it shall remain liable under the Acquisition Agreement to observe and perform all of the obligations therein contained to be observed and performed by it and that neither this Assignment, nor any action taken by the Lender pursuant hereto, shall relieve it of any such obligation or cause the Lender to be under any obligation or liability in any respect whatsoever to any party to the Acquisition Agreement.

5. This Assignment shall continue in effect until all of the Obligations have been paid in full in cash and the Purchase Agreement has been terminated in accordance with the terms thereof.

6. At any time or from time to time, upon Lender’s written request, the Assignors will execute and deliver to the Lender such further documents and do such other acts and things as the Lender may reasonably request in order to further effect the purposes of this Assignment or any schedule, amendment or supplement hereto, or a financing, in-lieu continuation statement or continuation statement with respect hereto, in accordance with the laws of any applicable jurisdictions. The Assignors hereby authorize the Lender to effect any such filing or recording statements (or amendments thereto) without the signature of the Assignors, and the Lender’s costs and expenses with respect thereto shall be part of the Obligations and shall be payable by the Assignors within five (5) Business Days of the Assignors’ receipt of Lender’s demand.

7. The Assignors hereby represents and warrants that as of the Effective Date:

(a) the Acquisition Agreement and each of the Acquisition Documents is in full force and effect and is enforceable against it in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally;

(b) the Assignors are not in default under the Acquisition Agreement or any related agreement, and to the knowledge of the Assignors, no other party to the Acquisition Agreement or any related agreement is in default thereunder;

(c) the Assignors have full power, authority and legal right to assign its rights under the Acquisition Agreement and the Acquisition Documents pursuant to this Assignment; and

(d) to the knowledge of the Assignors, the representations and warranties of the Sellers contained in the Acquisition Agreement and the Acquisition Documents are true and correct in all material respects and, to the knowledge of the Assignors, the covenants and conditions to be performed by the Sellers under the Acquisition Agreement and the Acquisition Documents have been performed or satisfied in all material respects.

8. The Assignors hereby covenants and agrees that:

(a) it will not assign, pledge or otherwise encumber any of their rights, title or interests under, in or to the Acquisition Agreement or Acquisition Documents except for the assignment to the Lender and its successors or assigns as set forth herein;

(b) it will not, except with the prior written consent of the Lender or except as may be otherwise permitted by the Purchase Agreement, enter into any agreement amending or supplementing the Acquisition Agreement or any of the Acquisition Documents in any respect except to make the Acquisition Agreement or Acquisition Documents less restrictive or less onerous on the Assignors or to resolve a claim or liability of $25,000 or less;

(c) it will deliver to Lender a copy of each demand, claim or similar notice (except those received or delivered in the ordinary course of business or those relating to liabilities or claims of less than $25,000) delivered to or sent by it in any way relating to the Acquisition Agreement or any of the Acquisition Documents;

(d) it will keep Lender informed of all circumstances known to it which could reasonably be expected to have a materially adverse effect upon any of the rights and remedies of the Assignors under the Acquisition Agreement or any of the Acquisition Documents other than circumstances giving rise to claims of less than $25,000; and

(e) except as permitted under the terms of the Purchase Agreement, it will not grant any consents or waivers or take any other action under the Acquisition Agreement or any of the Acquisition Documents which would have the effect of materially impairing the Lender’s rights under this Assignment without receiving the prior written consent of the Lender.

9. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. None of the terms or provisions of this Assignment may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Assignors and the Lender. This Assignment and all obligations of the parties hereunder shall be binding upon the successors and assigns of the Assignors and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, and the Lender’s respective successors and assigns.

11. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE. Any dispute arising hereunder shall be adjudicated in THE STATE OR FEDERAL courts LOCATED IN NEW YORK CITY, NEW YORK.

12. This Assignment may be executed by facsimile in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

13. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by the other, or whenever any of the parties desires to give or serve upon the other any communication with respect to this Assignment, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, and delivered as required pursuant to the Purchase Agreement or, in the case of the Sellers, the Acquisition Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment as of the date first set forth above.

NEXT FRONTIER HOLDINGS, INC.